EXHIBIT 10.4

SUBSCRIPTION AGREEMENT

Summit Networks Inc.

Jaunciema gatve 40,

Ziemeļu rajons, Rīga,

LV-1023, Latvia

Concurrent with the execution of this Agreement, the undersigned (the “Purchaser”) is purchasing

_______________________________________________ (___________) shares of Common Stock of Summit Networks Inc. (the “Company”) at a price of $0.04 per Share (the “Subscription Price”).

Purchaser hereby confirms the subscription for and purchase of said number of shares and hereby agrees to pay herewith the Subscription price for such Shares.

Purchaser further confirms that Andris Berzins, President of Summit Networks Inc. solicited him/her/it to purchase the shares of Common Stock of the Company and no other person participated in such solicitation other than Mr. Berzins.

PLEASE MAKE CHECK, BANK DRAFT, MONEY ORDER OR CASHIER’S CHECK PAYABLE TO SUMMIT NETWORKS INC.

Executed this ______ day of ___________________________, 201__.

_______________________________________________________

(Print Name of Purchaser)

_______________________________________________________

(Address of Purchaser)

_______________________________________________________

(City, Province or State, Postal Code)

_______________________________________________________

(Signature of Purchaser)

PLEASE ENSURE FUNDS ARE IN US DOLLARS

	x	$.04 PER SHARE = US$
(No of Shares Purchased)			(Total Subscription Price)

Accepted by:

SUMMIT NETWORKS INC.

By:
	(Andris Berzins, President)	Date